September 6, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	The Prudential Variable Contract Account-10

(File No. 811-03421)

The MEDLEY Program

(File No. 002-76580)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-10 (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

Variable Insurance Products Fund II	811-05511

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for The Prudential

Insurance Company of America